EXHIBIT 10.1

REGIONAL AGENCY COOPERATION SUPPLEMENTARY AGREEMENT

Party A: Grand Smooth Inc Ltd (hereinafter referred to as Party A)

Party B: JC Development Co., Ltd. (hereinafter referred to as Party B)

This is due to the outbreak of the new coronavirus disease (COVID-19) in 2020. The epidemic is severe and spread to the whole world. The severe economic recession affects all levels, resulting in delays in the business development of fish farm project. It also disrupted the original company's layout and expansion plan. After friendly consultations between the two parties, some content changes were made to the agency authorization fee, and the following agreement was reached as a supplementary contract. The remaining conditions are still based on the original contract (signed version on September 20, 2019), and both parties shall abide by them.

Article 1: Agency authorization

1. According to the original contract, Party B should pay the second $1 million agency authorization fee to Party A before June 1, 2020. However, due to the COVID-19 epidemic, the two parties agreed to defer the $1 million agency authorization fee of 2020 to 2021 after the agreement. And the remaining three USD 1 million agency authorization payments are also deferred as follows:

a) The second payment of USD 1 million shall be paid before June 1, 2021

b) The third payment of USD 1 million shall be paid before June 1, 2022;

c) The fourth payment of USD 1 million shall be paid before June 1, 2023;

d) The final payment of USD 1 million shall be paid before June 1, 2024.

Article 2: Two copies of the supplementary contract of the agency cooperation agreement in the region, signed and sealed by both parties to take effect, collected by Party A and Party B separately.

1

Party A: Grand Smooth Inc Ltd

Signature of person in charge: Yin-Chieh Cheng

Company number: 2128119

Phone: +85269985418

Address: Room B, 6th Floor, TEDA Commercial Building, 87 Wing Lok Street, Sheung Wan, Hong Kong

Party B: JC Development Co., Ltd.

Signature of person in charge: Feng-Yeh Cheng

Unified Number: 54836040

Phone: +886226511568

Address: 3rd Floor, No. 8, Alley 3, Lane 214, Section 4, Chenggong Road, Neihu District, Taipei, Taiwan

2

區域代理合作協議補充合約

甲方：鉉順有限公司 (Grand Smooth Inc Ltd ,以下稱甲方)

乙方：杰嘻開發有限公司 (以下稱乙方)

茲因 2020 年新型冠狀病毒(COVID-19)爆發大流行，疫情嚴峻並曼延到全世界，經濟嚴重衰退影響到各層面，造成案場開發進度延後，也打亂原本公司佈局及擴展計劃。經雙方友好協商，就代理授權金做部份內容變更，達成如下協議並做爲補充合約，其餘條件仍以原合約(2019 年 9 月 20 日簽訂版本)爲準則，以資雙方共同遵守。

第一條：代理授權金

1. 依原合約乙方須於 2020 年 6 月 1 日前支付第二筆 100 萬美元代理授權金給甲方，但因受新型冠狀病毒(COVID-19)疫情影響，雙方協議後同意將第二筆 100 萬美元代理授權金延期一年支付，其餘三筆 100 萬美元代理授權金支付時程期限也順延如下：
   a) 於 2021 年 6 月 1 日前支付第二筆 100 萬美元；
   b) 於 2022 年 6 月 1 日前支付第三筆 100 萬美元；
   c) 於 2023 年 6 月 1 日前支付第四筆 100 萬美元；
   d) 於 2024 年 6 月 1 日前支付尾款 100 萬美元。

第二條：本區域代理合作協議補充合約正本乙式二份，雙方簽字蓋章後生效，由甲方、乙方分別收存。

特立此區域代理合作協議補充合約

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立契約人(甲方)：鉉順有限公司 Grand Smooth Inc Ltd

負責人簽名：鄭英杰

公 司 號：2128119

電　話：+85269985418

地　址：香港上環永樂街 87 號泰達商業大廈六樓 B 室

立契約人(乙方)：杰嘻開發有限公司

負責人簽名：鄭豐燁

統一編號：54836040

電　話：+886226511568

地　址：台灣台北市內湖區成功路 4 段 214 巷 3 弄 8 號 3 樓

西 元 2020 年 5 月 31 日

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